                                                                   EXHIBIT 99.19

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER:  01-10976 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER:  01-10976 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

22-May-02                          Summary Of Bank, Investment & Petty Cash Accounts              Attachment 1
4:14 PM                                 American Hawaii Properties Corporation
Summary                                         Case No: 01-10976 (EIK)                              UNAUDITED
American Hawaii Properties Corp                  For Month Of April, 2002

                                                 Balances
                                       -----------------------------     Receipts &            Bank
                                          Opening        Closing        Disbursements       Statements            Account
Account                                As Of 4/01/02   As Of 4/30/02      Included           Included            Reconciled
-------                                -------------   -------------    -------------       ----------           -----------
AHC - Honolulu Payroll                       0.00           0.00           No -                No -                No -
Bank One                                                                   Account             Account             Account
Account # - 552-0110673379                                                 Closed              Closed              Closed

American Hawaii Pro DBA AHC                  0.00           0.00           No -                No -                No -
Bank of Hawaii                                                             Account             Account             Account
Account # - 0001-037773                                                    Closed              Closed              Closed

Honolulu Office                              0.00           0.00           No -                Not A Bank          No -
Petty Cash                                                                 No Activity         Account             No Activity

22-May-02                              Receipts & Disbursements                           Attachment 2
4:15 PM                            American Hawaii Properties Corp
Summary                                 Case No: 01-10976 (EIK)
American Hawaii Properties Corp         For Month Of April, 2002
Attach 2

         No Receipts Or Disbursements Due To All Accounts Closed

22-May-02                          Concentration & Investment Account Statements                  Attachment 3
4:17 PM                                   American Hawaii Properties Corp
Summary                                       Case No: 01-10976 (EIK)
American Hawaii Properties Corp               For Month Of April, 2002
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:32:16
INCOME STATEMENT - ATTACHMENT 4                         Page:   1
Current Period: APR-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                                PTD-Actual
                                                30-Apr-02
                                                ----------
Revenue
Gross Revenue                                         0.00
Allowances                                            0.00
                                                ----------
Net Revenue                                           0.00

Operating Expenses
Air                                                   0.00
Hotel                                                 0.00
Commissions                                           0.00
Onboard Expenses                                      0.00
Passenger Expenses                                    0.00
Vessel Expenses                                       0.00
Layup/Drydock Expense                                 0.00
Vessel Insurance                                      0.00
                                                ----------
Total Operating Expenses                              0.00

                                                ----------
Gross Profit                                          0.00

SG&A Expenses
General and Admin Expenses                       (2,438.02)
Sales & Marketing                                     0.00
Start-Up Costs                                        0.00
                                                ----------
Total SG&A Expenses                              (2,438.02)

                                                ----------
EBITDA                                            2,438.02

Depreciation                                          0.00

                                                ----------
Operating Income                                  2,438.02

Other Expense/(Income)
Interest Income                                       0.00
Equity in Earnings for Sub                            0.00
Reorganization expenses                               0.00
Total Other Expense/(Income)                          0.00

                                                ----------
Net Pretax Income/(Loss)                          2,438.02

Income Tax Expense                                    0.00

                                                ----------
Net Income/(Loss)                                 2,438.02
                                                ==========

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:33:20
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: APR-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                                               YTD-Actual                YTD-Actual
                                                                30-Apr-02                 22-Oct-01
                                                              -------------             -------------
ASSETS

Cash and Equivalent                                                    0.00                175,430.72

Restricted Cash                                                        0.00                      0.00

Accounts Receivable                                                    0.00                  1,334.40

Inventories                                                            0.00              1,214,962.00

Prepaid Expenses                                                       0.00                  7,240.63

Other Current Assets                                                   0.00                      0.00

                                                              -------------             -------------
Total Current Assets                                                   0.00              1,398,967.75


Fixed Assets                                                           0.00              1,553,888.60

Accumulated Depreciation                                               0.00               (591,442.88)

                                                              -------------             -------------
Net Fixed Assets                                                       0.00                962,445.72


Net Goodwill                                                           0.00                      0.00

Intercompany Due To/From                                      (2,977,788.68)            (3,743,572.98)

Net Deferred Financing Fees                                            0.00                      0.00

Net Investment in Subsidiaries                                         0.00                      0.00

                                                              -------------             -------------
Total Other Assets                                            (2,977,788.68)            (3,743,572.98)

                                                              -------------             -------------
Total Assets                                                  (2,977,788.68)            (1,382,159.51)
                                                              =============             =============

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:33:20
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: APR-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                                               YTD-Actual                YTD-Actual
                                                                30-Apr-02                 22-Oct-01
                                                              -------------             -------------
LIABILITIES

Accounts Payable                                                       0.00                      0.00

Accrued Liabilities                                                    0.00                      0.00

Deposits                                                               0.00                      0.00

                                                              -------------             -------------
Total Current Liabilities                                              0.00                      0.00


Long Term Debt                                                         0.00                      0.00

Other Long Term Liabilities                                            0.00                      0.00

                                                              -------------             -------------
Total Liabilities                                                      0.00                      0.00


Liabilities Subject to Compromise                                      0.00                      0.00


OWNER'S EQUITY

Common Stock                                                       1,000.00                  1,000.00

Add'l Paid In Capital                                                  0.00                      0.00

Current Net Income (Loss)                                     (1,441,781.41)            (1,383,800.96)

Retained Earnings                                             (1,537,007.27)                   641.45

                                                              -------------             -------------
Total Owner's Equity                                          (2,977,788.68)            (1,382,159.51)

                                                              -------------             -------------
Total Liabilities & Equity                                    (2,977,788.68)            (1,382,159.51)
                                                              =============             =============

American Hawaii Properties Corporation                           01-10976 (JCA)

                                              ATTACHMENT 6
                                Summary List of Due To/Due From Accounts
                                   For the Month Ended April 30, 2002

                                                                  BEGINNING                                              ENDING
AFFILIATE NAME                                 CASE NUMBER         BALANCE            DEBITS         CREDITS            BALANCE
American Classic Voyages Co.                    01-10954       (2,484,165.74)              --        1,350.00        (2,485,515.74)
AMCV Cruise Operations, Inc.                    01-10967       (5,190,340.02)        1,350.00              --        (5,188,990.02)
The Delta Queen Steamboat Co.                   01-10970          (43,550.29)              --              --           (43,550.29)
Great AQ Steamboat, L.L.C.                      01-10960            1,496.24               --              --             1,496.24
Great River Cruise Line, L.L.C.                 01-10963           (9,562.38)              --              --            (9,562.38)
Cruise America Travel, Incorporated             01-10966           (1,126.92)              --              --            (1,126.92)
Cape Cod Light, L.L.C.                          01-10962           31,777.30               --              --            31,777.30
Project America, Inc.                           N/A             1,297,351.35               --              --         1,297,351.35
Oceanic Ship Co.                                N/A             3,724,194.25               --              --         3,724,194.25
Great Hawaiian Cruise Line, Inc.                01-10975          177,195.37         2,438.02              --           179,633.39
Great Hawaiian Properties Corporation           01-10971           62,430.01               --              --            62,430.01
Great Independence Ship Co.                     01-10969         (542,250.76)              --              --          (542,250.76)
CAT II, Inc.                                    01-10968           (3,675.11)              --              --            (3,675.11)
                                                               -------------------------------------------------------------------
                                                               (2,980,226.70)        3,788.02        1,350.00        (2,977,788.68)
                                                               ===================================================================

                     American Hawaii Properties Corporation
                                 01-10976 (JCA)

                            Accounts Receivable Aging
                              As of April 30, 2002

                                  Attachment 7

                                 Not Applicable

                     American Hawaii Properties Corporation
                                 01-10976 (JCA)

                             Accounts Payable Detail
                              As of April 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER:  01-10976 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO APRIL MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.